UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2012

TREX COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14649	54-1910453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Exeter Drive Winchester, Virginia		22603-8605
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code: (540) 542-6300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:	This amended report on Form 8-K/A is being filed to include the transcript of the earnings call by Trex Company, Inc. on held on May 7, 2012 as Exhibit 99.2.

Item 2.02.	Results of Operations and Financial Condition.

On May 7, 2012 Trex Company, Inc. issued a press release announcing financial results for the quarter ended March 31, 2012. Also on May 7, 2012, Trex Company, Inc. held an earnings call to discuss the financial results for the quarter ended March 31, 2012. The press release is attached hereto as Exhibit 99.1 and the transcript for the earnings call is attached as Exhibit 99.2. Both the press release and the transcript for the earnings call are incorporated herein by reference.

The information contained in this report on Form 8-K/A shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

Item 9.01	Financial Statements and Exhibits

(d) Trex Company herewith files the following exhibit:

Exhibit Number	Description of Exhibit

99.1	Press release dated May 7, 2012

99.2	Transcript of earnings call on May 7, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

TREX COMPANY, INC.

Date: May 11, 2012	/s/ James E. Cline
James E. Cline
Chief Financial Officer

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